Exhibit 99.10

GUARANTEE AGREEMENT

This agreement it entered into between Massachusetts Higher Education Assistance Corporation doing business as American Student Assistance®, a private nonprofit corporation created by the Commonwealth of Massachusetts with its principal office at 100 Cambridge Street, Suite 1600, Boston, Massachusetts 02114 (hereinafter “ASA”) and JPMORGAN CHASE BANK, N.A., AS ELIGIBLE LENDER TRUSTEE FOR GOAL CAP FUND TRUST AND GOAL CAPITAL FUNDING, LLC. a corporation organized under the laws of NY with its principal office at 4 NEW YORK PLAZA, NEW YORK, NY 10004 (hereinafter “Lender”).

WHEREAS, pursuant to agreements with the United States Department of Education (“Department”) ASA is a participating guarantor in the Federal Family Education Loan Program (“FFELP”) authorized by Part B of Title IV of The Higher Education Act of 1965, as amended (codified at 20 USC Section 1071 et seq. and hereinafter the “Act”), and further governed by regulations promulgated by the Department and published in the Code of Federal Regulations (34 CFR Part 682); and

WHEREAS, ASA’s agreements with the Department and FFELP regulations confer eligibility upon program participants to receive certain federal benefits, including but not limited to full or partial interest subsidy for Borrowers; interest, special allowance and claim payments for eligible Lenders; insurance, reinsurance or other payments for Guaranty Agencies, all as more fully described and defined in applicable regulation; and

WHEREAS, Lender wishes to participate in ASA’s loan guarantee program pursuant to the Act.

NOW THEREFORE, in consideration of the mutual covenants contained herein, ASA and Lender agree and attest as follows:

1.	Lender qualifies as an eligible lender under FFELP, fulfilling such criteria as have been set forth by federal and state statute and regulation and by ASA.

2.	Lender shall make loans in accordance with FFELP program regulations to eligible borrowers as such are defined by statute, federal regulation and ASA policy. Lender shall collect such fees as may be required of the Borrower, by ASA or the Department, and shall apply or allocate of such fees as directed by regulation.

3.	Lender covenants that every loan made hereunder and submitted to ASA for guarantee and/or claim payment is based upon a fully enforceable note that was made and serviced under all applicable statutes, FFELP regulations and ASA policies, including sound lending practices and standards of Due Diligence.

4.	Lender shall maintain for all loans guaranteed a system of records and accounts, and will prepare and make available reports or other information as may be reasonably required by the Department or ASA and shall allow independent auditors or authorized representatives of ASA or the Department access to the operations and financial records and procedures pertaining to the federal program administered by ASA. Lender shall maintain such records for the period required by applicable law and regulation.

5.	In its administration of the FFELP, Lender shall utilize all forms required by ASA and or the Department.

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6.	By submitting a claim to ASA for reimbursement, Lender certifies, to the best of its knowledge, that the information in the claim is true and accurate and that the loans included in the claim were made, disbursed and serviced in compliance with all federal regulation and appropriate ASA policies. Should ASA determine that the loans were not serviced in compliance with federal regulations and appropriate ASA policy, and such non-compliance results in ASA’s inability to collect from the borrower or in ASA’s ineligibility for federal reinsurance or benefits on the loans, Lender agrees to repurchase such loan(s) or refund the amount of the reinsurance or benefit loss if required by ASA. For value received, the Lender will assign all rights, title, and interest in the loans listed in the claim to ASA, or its successor.

7.	ASA will guarantee the payment of principal and interest in the event of borrower’s Default or other failure to pay in accordance with the terms and conditions of applicable FFELP regulation, including but not limited to death, total and permanent disability, closed school, false certification, discharge in bankruptcy, ineligible borrower, unpaid refund, or such other qualifying events as defined by the Act and/or other applicable law and regulation.

8.	ASA will accept a claim for payment upon its guarantee and, if satisfied that the loan is based on an enforceable note and was made and serviced in accordance with the Act, regulations, and ASA policies, and resulted in a binding legal promissory note will make payment to Lender in an amount authorized and required by applicable federal regulation for that claim type.

9.	ASA will administer its guaranty programs in such a manner as to preserve to the fullest extent possible all federal benefits applicable to the loans.

10.	If Lender shall violate, or fail to comply with, any of the terms of this Guarantee Agreement (“Agreement”), it shall become liable to ASA in an amount equal to the damages sustained by virtue of such violation or failure to comply. ASA may, at its option and in addition to any other remedies available to it at law or in equity, limit, suspend or terminate Lender’s participation as detailed in applicable regulation.

11.	The parties to this Agreement shall take all legally required measures to protect non-public personal customer information exchanged pursuant hereto and shall use and exchange such information only as required or allowed by applicable privacy laws and FFELP regulations.

12.	This Agreement may be modified only by written agreement of the parties hereto. Any waiver, modification or failure to insist upon the strict performance of the duties of either party to this Agreement shall not be construed as a waiver or modification generally or of such particular condition in a subsequent instance.

13.	Should any of the provisions of this Agreement be invalid, changed by law or regulation, the remaining provisions of this Agreement shall not be affected thereby, and this Agreement shall be construed as if such invalid provisions had not been inserted in this Agreement, or as if the new law or regulation were incorporated herein.

14.

Either party may terminate this Agreement by providing at least thirty (30) days’ written notice of such termination to the other party hereto. Such termination shall be prospective only and shall not affect the obligations of the parties which were incurred prior to such termination. Notwithstanding any other provision, this Agreement is terminable by the Secretary of ED (hereinafter the “Secretary”) upon thirty (30) days’ notice to the

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contracting parties if the Secretary determines that this Agreement includes an impermissible transfer of the reserve funds or assets of a guaranty agency or is otherwise inconsistent with the terms and purposes of Section 422 of the Act.

15.	Any capitalized terms not defined herein have the definition ascribed to them in the Act and FFELP program regulations.

IN WITNESS WHEREOF, ASA and Lender have caused this instrument to be executed by duly authorized officers or representative and effective as of 10/01/2005.

By checking below, Lender signifies its intent to participate in the programs checked.

☒	Participation in the Federal (Subsidized and Unsubsidized) Stafford Loan Programs

☒	Participation in the Federal PLUS Loan Program

☒	Participation in the Federal Consolidation Loan Program

☐	Participation in the Federal Loan Rehabilitation Program

☐	Participation in the ASA Lender of Last Resort Program

MASSACHUSETTS HIGHER EDUCATION ASSISTANCE CORPORATION D/B/A/ AMERICAN STUDENT ASSISTANCE

By:	/s/ Debra J. Chromy
Printed Name:	Debra J. Chromy
Title:	Vice President

LENDER: JPMORGAN CHASE BANK, N.A., AS ELIGIBLE LENDER TRUSTEE FOR GOAL CAP FUND TRUST AND GOAL CAPITAL FUNDING, LLC.

By:	/s/ Luiza Sinanian
Printed Name:	Luiza Sinanian
Title:	Trust Officer
Lender Code: 834226

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